UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2012

INDIGO INTERNATIONAL, CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171423	68-0680858
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Av. Nova Funchal
418 - 35th Floor, Vila Olímpia
São Paulo, Brazil, 04551-060
(Address of principal executive office)

55 11 3521 7048
(Registrant’s telephone number, including area code)

Regus Continental Square, Rua Olimpíadas
205 - 4th Floor, Vila Olímpia,
São Paulo, Brazil 04551-000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certify Accountant.

On March 30, 2012, De Joya Griffith & Company, LLC of Henderson, Nevada (“De Joya Griffith”) was dismissed by Indigo International, Corp. (the Company”) as independent registered public accounting firm.

During the period from June 2, 2010 (Inception) to March 30, 2012, De Joya Griffith’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10K for the year ended November 30, 2011 and its Form S-1 for the period ended November 30, 2010 included a going concern qualification.

During the periods referred to above, (i) there were no disagreements between the Company and De Joya Griffith on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of De Joya Griffith would have caused De Joya Griffith to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On March 30, 2012, the Company provided De Joya Griffith with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that De Joya Griffith furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated April 3, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On March 30, 2012, the Company engaged MaloneBailey, LLP of Houston, Texas (“MaloneBailey”) as its independent registered public accounting firm for the Company’s quarter ending February 29, 2012. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on March 30, 2012.

During the periods referred to above, the Company has not consulted with MaloneBailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description

16.1	Letter from De Joya Griffith dated April 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIGO INTERNATIONAL, CORP.

By:

/s/ Odelio R. Arouca
Odelio R. Arouca
CEO, CFO, Secretary, Treasurer and Director

Date: April 4, 2012